Exhibit 10.3

EXHIBIT D

Lease Amendment

Dated: November 7, 2018

By and Between (Lessor): 334 W. Gardena Blvd, LLC.

By and Between (Lessee): Polar Power, Inc.

Address of Property: 400 W. Gardena Blvd., Carson, CA. 90248

This amendment is retroactively made effective to date of original lease signing, May 9, 2018. The purpose of this amendment is to correct a few line items that are considered by both parties as minor typing errors.

A.	The property address originally listed on the lease agree as 354 W. Gardena Blvd, Carson, CA. 90248 is hereby corrected to 400 W. Gardena Blvd, Carson, CA. 90248.

Read and agreed to by representatives of each party:

/s/ Marlene Alter	11/7/18	/s/ Luis Zavala	11/7/18
Marlene Alter, Lessor	Date	Luis Zavala, Lessee	Date
End of Exhibit D

EXHIBIT E

Lease Amendment

Dated: November 7, 2018

By and Between (Lessor): 334 W. Gardena Blvd, LLC.

By and Between (Lessee): Polar Power, Inc.

Address of Property: 400 W. Gardena Blvd., Carson, CA. 90248

The purpose of this amendment is to agree on building alterations as follows:

A.	The current office space to be remodeled. Over 95% of the structure will be replaced with new construction. See attached diagram.
B.	A second room to be added towards the rear of the warehouse space to be used as a clean room for electronics assembly. See attached diagram.
C.	Lessee to cover cost of alterations.

Read and agreed to by representatives of each party:

/s/ Marlene Alter	11/7/18	/s/ Luis Zavala	11/7/18
Marlene Alter, Lessor	Date	Luis Zavala, Lessee	Date
End of Exhibit E